Note 13 - Income Taxes	12 Months Ended
Oct. 31, 2011
Income Tax Disclosure [Text Block]
13. Income Taxes

Income taxes payable (receivable), including deferred benefits, consists of the following:

	Year Ended October 31,
(In thousands)	2011	2010
State income taxes:
Current	$36,164	$35,124
Deferred	-	-
Federal income taxes:
Current	5,665	(17,214)
Deferred	-	-
Total	$41,829	$17,910

The provision for income taxes is composed of the following charges (benefits):

	Year Ended October 31,
(In thousands)	2011	2010	2009
Current income tax (benefit) expense:
Federal	$(1,577)	$(291,334)	$19,603
State(1)	(3,924)	(6,536)	25,320
Total current income tax (benefit) expense:	(5,501)	(297,870)	44,923
Deferred income tax (benefit) expense:
Federal	-	-	(197)
State	-	-	(33)
Total deferred income tax (benefit) expense:	-	-	(230)
Total	$(5,501)	$(297,870)	$44,693

(1)
The current state income tax expense is net of the use of state net operating losses amounting to $0.5 million, $0.4 million, and $0.1 million for the years ended October 31, 2011, 2010, and 2009, respectively.

In 2011, we recorded a tax benefit of $5.5 million primarily due to a decrease in tax reserves for uncertain tax positions. In 2010, we recorded a tax benefit of $297.9 million.  On November 6, 2009, President Obama signed the Worker, Homeownership, and Business Assistance Act of 2009, under which the Company was able to carryback its 2009 net operating loss to previously profitable years that were not available for carryback prior to the new tax legislation.  We recorded the impact of the carryback of $291.3 million in the three months ended January 31, 2010.  We received $274.1 million in the second quarter of fiscal 2010 and the remaining $17.2 million in the three months ended January 31, 2011.

Deferred federal and state income tax assets primarily represent the deferred tax benefits arising from temporary differences between book and tax income which will be recognized in future years as an offset against future taxable income. If the combination of future years’ income (or loss) and the reversal of the timing differences results in a loss, such losses can be carried forward to future years to recover the deferred tax assets.

In accordance with ASC 740, as described in Note 3, we evaluate our deferred tax assets quarterly to determine if valuation allowances are required. ASC 740 requires that companies assess whether valuation allowances should be established based on the consideration of all available evidence using a “more-likely-than-not” standard.  Given the continued downturn in the homebuilding industry during 2009, 2010, and 2011, resulting in additional inventory and intangible impairments, we are in a three-year cumulative loss position as of October 31, 2011. According to ASC 740, a three-year cumulative loss is significant negative evidence in considering whether deferred tax assets are realizable, and in this circumstance, the Company does not rely on projections of future taxable income to support the recovery of deferred tax assets.

During 2011, we increased the valuation allowance by $88.4 million against our deferred tax assets. Our valuation allowance increased to $899.4 million at October 31, 2011 from $811.0 million at October 31, 2010 primarily due to additional reserves recorded for the federal and state tax benefits related to losses incurred during the period.  Our state net operating losses of approximately $2.3 billion expire between 2012 and 2031. Our federal net operating losses of $1.3 billion expire between 2028 and 2031.

The deferred tax assets and liabilities have been recognized in the Consolidated Balance Sheets as follows:

	Year Ended October 31,
(In thousands)	2011	2010
Deferred tax assets:
Association subsidy reserves	$233	$1,115
Depreciation	1,035	169
Inventory impairment loss	295,271	346,464
Uniform capitalization of overhead	6,446	6,165
Warranty, legal and bonding reserves	19,915	28,985
Deferred income	1,235	1,581
Acquisition intangibles	32,688	47,253
Restricted stock bonus	8,053	9,422
Rent on abandoned space	6,868	8,485
Stock options	1,956	2,508
Provision for losses	28,183	31,824
Joint venture loss	16,172	14,815
Federal net operating losses	444,573	316,710
State net operating losses	180,399	157,890
Other	9,547	7,062
Total deferred tax assets	1,052,574	980,448
Deferred tax liabilities:
Rebates and discounts	-	5,852
Acquisition intangibles	303	243
Debt repurchase income	152,564	162,934
Other	293	372
Total deferred tax liabilities	153,160	169,401
Valuation allowance	(899,414)	(811,047)
Net deferred income taxes	$-	$-

The effective tax rates varied from the statutory federal income tax rate. The effective tax rate is affected by a number of factors, the most significant of which is the valuation allowance recorded against our deferred tax assets.  The sources of these factors were as follows:

	Year Ended October 31,
	2011	2010	2009
Computed “expected” tax rate	35.0%	35.0%	35.0%
State income taxes, net of Federal income tax benefit	(0.1)	(0.3)	(1.0)
Permanent differences, net	(1.2)	1.2	(1.0)
Deferred tax asset valuation allowance impact	(25.8)	65.2	(39.8)
Tax contingencies	(3.2)	-	-
Adjustments to prior years’ tax accruals	(2.8)	-	-
Other		(0.2)	0.1
Effective tax rate	1.9%	100.9%	(6.7)%

ASC 740-10 provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits.

Income tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of ASC 740-10 and in subsequent periods. This interpretation also provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.

We recognize tax liabilities in accordance with ASC 740-10 and we adjust these liabilities when our judgment changes as a result of the evaluation of new information not previously available. Due to the complexity of some of these uncertainties, the ultimate resolution may result in a liability that is materially different from our current estimate of the tax liabilities. These differences will be reflected as increases or decreases to income tax expense in the period in which they are determined.

We recognize interest and penalties related to unrecognized tax benefits within the income tax expense line in the accompanying consolidated statement of operations.  Accrued interest and penalties are included within the related tax liability line in the consolidated balance sheet.

The following is a tabular reconciliation of the total amount of unrecognized tax benefits for the year (in millions) excluding interest and penalties:

	2011	2010
Unrecognized tax benefit—November 1,	$23.0	$42.1
Gross increases—tax positions in current period	9.3	-
Settlements	(0.4)	(14.0)
Lapse of statute of limitations	(5.1)	(5.1)
Unrecognized tax benefit—October 31,	$26.8	$23.0

Related to the unrecognized tax benefits noted above, we, as of October 31, 2011, and 2010, have recognized a liability for interest and penalties of $18.8 million and $20.8 million, respectively.  For the years ended October 31, 2011, 2010 and 2009, we recognized $(2.0) million, $(3.2) million and $17.9 million, respectively, of interest and penalties in income tax (benefit) provision.

It is likely that, within the next twelve months, the amount of the Company's unrecognized tax benefits will decrease by approximately $15.8 million, excluding penalties and interest.  This reduction is expected primarily due to the expiration of statutes of limitation or the expectation of settlement. The total amount of unrecognized tax benefits that, if recognized, would affect the Company’s effective tax rate (excluding any related impact to the valuation allowance) is $26.8 million  and $23.0 million as of October 31, 2011 and 2010, respectively.  The recognition of unrecognized tax benefits could have an impact on the Company’s deferred tax assets and the valuation allowance.

There is an open federal audit for the year ended October 31, 2010.  We are also subject to various income tax examinations in the states in which we do business. The outcome for a particular audit cannot be determined with certainty prior to the conclusion of the audit, appeal, and in some cases, litigation process. As each audit is concluded, adjustments, if any, are appropriately recorded in the period determined.  To provide for potential exposures, tax reserves are recorded, if applicable, based on reasonable estimates of potential audit results.  However, if the reserves are insufficient upon completion of an audit, there could be an adverse impact on our financial position and results of operations.  The statute of limitations for our major tax jurisdictions remains open for examination for tax years 2007 – 2010.